UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re:	Chapter 11

AMBASSADORS INTERNATIONAL, INC., et al.,1	Case No. 11-11002 (KG)

Debtors.	Jointly Administered

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Eugene I. Davis	September 21, 2011
Signature of Authorized Individual*	Date

Eugene I. Davis	President
Printed Name of Authorized Individual	Title of Authorized Individual

___________________

1
The Debtors in these chapter 11 cases, along with each Debtor’s individual case number and the last four digits of each Debtor’s federal tax identification number, are: Ambassadors International, Inc. (Case No. 11-11002 (KG)), (8605); Ambassadors Cruise Group, LLC (Case No. 11-11003 (KG)), (2448); Ambassadors, LLC (Case No. 11-11004 (KG)), (0860); EN Boat LLC (Case No. 11-11006 (KG)), (8982); AQ Boat, LLC (Case No. 11-11009 (KG)), (5018); MQ Boat, LLC (Case No. 11-11008 (KG)), (5095); DQ Boat, LLC (Case No. 11-11010 (KG)), (5064); QW Boat Company LLC (Case No. 11-11005 (KG)), (0658); Contessa Boat, LLC (Case No. 11-11007 (KG)), (9452); CQ Boat, LLC (Case No. 11-11011 (KG)), (9511); and American West Steamboat Company LLC (Case No. 11-11012 (KG)), (0656).  The chapter 11 case of Ambassadors International Cruise Group (USA), LLC (7304) (Case No. 11-11013) was dismissed on May 19, 2011.  The mailing address for each Debtor is c/o Stroock & Stroock & Lavan LLP, Attn: Michael Magzamen, 180 Maiden Lane, New York, NY 10038.

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS2

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

CURRENT MONTH (ACTUAL)	Ambassadors International, Inc.	American West Steamboat Company LLC
CASH BEGINNING OF MONTH	3,801,446.63	0.00

RECEIPTS
CASH SALES
CREDIT CARD RECEIPTS
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
DEPOSITS	0
TRANSFERS (FROM DIP ACCOUNTS)

TOTAL RECEIPTS	0	0.00

DISBURSEMENTS
INSURANCE	0
PAYMENTS TO OTHER VENDORS	0
OTHER	1,113.69
TRANSFERS (TO DIP ACCTS)	0
PROFESSIONALS FEES	2,484,810.43
U.S. TRUSTEE QUARTERLY FEES	23,075
COURT COSTS

TOTAL DISBURSEMENTS	2,508,999.12	0.00

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	1,292,447.51	0.00

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	Ambassadors International, Inc.	American West Steamboat Company LLC
TOTAL DISBURSEMENTS	2,508,999.12	0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	2,508,999.12	0.00

___________________

2
The following Debtors had no receipts or disbursements in August 2011: Ambassadors Cruise Group, LLC; Ambassadors, LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC, QW Boat Company LLC, EN Boat LLC, CQ Boat, LLC, and Contessa Boat, LLC.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

DEBTORS’ BANK RECONCILIATION CERTIFICATION

To the best of my knowledge and belief, the Debtors have reconciled all bank statements for the reporting period covered by this operating report.  The figures included in this report are the resulting book balances.

September 21, 2011	/s/ Eugene I. Davis
Date	Signature of Responsible Party
Eugene I. Davis, President

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments for the reporting period covered by this operating report.

PROFESSIONAL	AMOUNT
Stroock & Stroock & Lavan LLP	$1,417,027.97
Richards, Layton & Finger, PA	$121,615.52
Imperial Capital, LLC	$352,537.16
Lowenstein Sandler P.C.	$352,688.40
Bifferato Gentilotti LLC	$23,819.99
Macquarie Capital (USA) Inc.	$99,010.97
Phase Eleven Consultants, LLC	$97,599.10
Mouledoux, Bland, Legrand & Brackett	$17,666.32
Schwabe, Williamson & Wyatt, P.C.	$1,420.00
WTAS, LLC	$1,425.00

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

STATEMENT OF OPERATIONS
(Income Statement)

The Debtors have no operations and recognized no revenue during August 2011.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

Period: August 2011

	Ambassadors International, Inc.	Majestic3	Discontinued Operations	CONSOLIDATED
ASSETS
Current Assets:
Cash & Cash Equivalents	1,292,448	-	-	-
Restricted Cash	-	-	-	-
Accounts Receivable	-	-	-	-
Prepaid Exp & Other Current Assets	-	-	-	-
Inventory	-	-	-	-
TOTAL ASSETS	1,292,448	-	-	1,292,448

LIABILITIES & STOCKHOLDERS’ EQUITY
Current Liabilities:	-	-	-	-
Accounts Payable (Prepetition)	234,540	579,486	-	814,026
Accounts Payable (Postpetition)	12,971	1,163	-	14,134
Accrued Professional Fees & Expenses	1,661,657	-	-	1,661,657
Intercompany Payable	(58,904,466)	54,540,412	4,364,055	-
Corporate Concentration Cash	(4,028,233)	14,003,502	(9,975,270)	-
Notes Payable – MARAD	958,142	-	-	958,142
Notes Payable	30,192,914	-	-	30,192,914
TOTAL LIABILITIES	(29,872,475)	69,124,563	(5,611,215)	33,640,873
				-
Stockholders’ Equity:	-	-	-	-
Common Stock	33,218	-	-	33,218
Additional Paid In Capital	118,439,551	-	714,990	119,154,541
Other Equity	(85,175,299)	7,142,517	6,376,103	(71,656,679)
Retained Earnings (Accumulated Deficit)	(2,142,547)	(76,267,080)	(1,479,877)	(79,889,504)
Current Period Earnings (Losses)	-	-	-	-
Total Stockholders’ Equity	31,164,923	(69,124,563)	5,611,215	(32,348,425)
TOTAL LIAB. & STOCKHOLDERS’ EQUITY	1,292,448	-	-	1,292,448

___________________

3	This column includes EN Boat LLC, AQ Boat, LLC, MQ Boat, LLC, DQ Boat, LLC, QW Boat Company LLC, Contessa Boat, LLC, CQ Boat, LLC and American West Steamboat Company LLC, which are non-operational.

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

DEBTORS’ TAX CERTIFICATION

To the best of my knowledge and belief, Debtors have made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.  (The amount of tax, if any, payable with respect to post-petition operations and transactions has not yet been determined.)

September 21, 2011	/s/ Eugene I. Davis
Date	Signature of Responsible Party
Eugene I. Davis, President

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

SUMMARY OF UNPAID POSTPETITION DEBTS4

	CURRENT

	Ambassadors International, Inc.	American West Steamboat Company LLC
Accounts Payable (0-30 days)	0	0
Accounts Payable (30-60 days)	0	0
Accounts Payable (+60 days)	12,970.50	1,162.80
Professional Fees and Expenses	1,661,657	0
Amounts Due to Insiders*	0	0
Total Postpetition Debts	1,674,627.50	1,162.80

___________________

4
The following Debtors have no postpetition debts: Ambassadors Cruise Group, LLC; Ambassadors, LLC; EN Boat LLC; AQ Boat, LLC; MQ Boat, LLC; DQ Boat, LLC; QW Boat Company LLC; Contessa Boat, LLC; and CQ Boat, LLC.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Ambassadors International Inc, et al.,	Case No. 11-11002 (KG)
Debtor	Reporting Period: August 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	AMOUNT
Total Accounts Receivable at the beginning of the reporting period	N/A
+ Amounts billed during the period	N/A
- Amounts collected during the period	N/A
Total Accounts Receivable at the end of the reporting period	N/A
N/A
Accounts Receivable Aging
0 - 30 days old	N/A
31 - 60 days old	N/A
61 - 90 days old	N/A
91+ days old	N/A
Total Accounts Receivable	N/A
Amount considered uncollectible (Bad Debt)	N/A
Accounts Receivable (Net)	N/A

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below. (The Debtors have not yet filed their 2010 federal income tax return.)		X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X